MuniInsured
Fund, Inc.






FUND LOGO








Annual Report

September 30, 1995




This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




MuniInsured Fund, Inc.


DEAR SHAREHOLDER

During the six months ended September 30, 1995, MuniInsured Fund, Inc. earned $0.255 per share income dividends, representing a net annualized yield of 5.28%, based on a month-end net asset value of $9.64 per share. Over the same period, the Fund's total investment return was +4.69%, based on a change in per share net asset value from $9.48 to $9.64, and assuming reinvestment of $0.256 per share income dividends.

For the year ended September 30, 1995, the Fund earned $0.523 per share income dividends, representing a net annualized yield of 5.42%, based on a month-end net asset value of $9.64 per share. Over the same period, the Fund's total investment return was +10.06%, based on a change in per share net asset value from $9.50 to $9.64, and assuming reinvestment of $0.527 per share income dividends and $0.193 per share capital gains distributions.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth and continued containment of inflationary pressures, the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields remained essentially unchanged during the three months ended September 30, 1995. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal revenue bond yields ended the September quarter at 6.27%. Long-term tax-exempt bonds have traded at this general level for much of the last six months. However, municipal bond yields have exhibited considerable volatility on a week-to-week basis. Throughout the September quarter, municipal bond yields fluctuated by as much as 20 basis points (0.20%) on a weekly basis. US Treasury bond yields displayed similar volatility, but continued to decline during the quarter. By the end of the September quarter, long-term US Treasury bond yields had fallen approximately 10 basis points to 6.50%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields declined over 135 basis points. Tax-exempt bond yields fell approximately 70 basis points as the uncertainty surrounding changes to the existing Federal income tax structure prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty promoted a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $35 billion in long-term municipal securities were issued during the September 30, 1995 quarter. While this issuance is virtually identical to underwritings during the September 30, 1994 quarter, tax-exempt bond issuance over the last 12 months remained over 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and perhaps into 1998, should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields fell 110 basis points from the highs reached in November 1994, and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and have produced double digit total returns to date in 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at essentially taxable yield levels.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding budget deficit reduction and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun and is expected to be essentially completed by year end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit-reduction program through reduced tax revenues. As these factors are resolved, much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
During the 12-month period ended September 30, 1995, there were two different market environments. The Municipal Bond Buyer Revenue Index went from 6.70% in September 1994 to a high of 7.27% in December 1994 and back to 6.27% in September 1995. During the first six months of the Fund's fiscal year, we followed a cautious investment strategy. We sold a portion of the Fund's performance-oriented deeply discounted securities and replaced them with less volatile current and premium coupon securities. During the last six months of the Fund's fiscal year, our investment strategy reflected our more optimistic view toward the municipal bond market. Therefore, we kept the Fund fully invested and cash reserves at a minimum. This investment approach resulted in the Fund benefiting from the municipal bond market rebound that occurred during the last half of the year.

Looking forward, we plan to continue our strategy of concentrating on maintaining an appealing level of tax-exempt income and total return by continuing to emphasize the Fund's present coupon and high credit quality structure. Our use of these strategies resulted in a positive return and a competitive current yield for our shareholders.

In Conclusion
We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President






(William R. Bock)
William R. Bock
Portfolio Manager



October 30, 1995



We are pleased to announce that William R. Bock is responsible for the day-to-day management of MuniInsured Fund, Inc. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. since 1989 as Vice President and Portfolio Manager. Prior thereto, Mr. Bock was employed by Bear Stearns and E.F. Hutton in the Tax-Exempt Bond Division from 1979 to 1989.






PROXY RESULTS

During the six-month period ended September 30, 1995, MuniInsured Fund, Inc. shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, l995. The description of each proposal and number of shares voted are as follows:

                                                                                               Shares          Shares Voted
                                                                                              Voted For      Without Authority
1. To elect two Directors to serve until the                                 Harry Woolf      7,259,583          169,184
   1998 Annual Meeting of Stockholders:                                      Arthur Zeikel    7,258,391          170,376

                                                                               Shares        Shares Voted     Shares Voted
                                                                              Voted For        Against          Abstain
2. To select Deloitte & Touche LLP as the Fund's
   independent auditors.                                                       7,258,652         41,357          128,757



PER SHARE INFORMATION (UNAUDITED)


Per Share Selected Quarterly Financial Data*
                                                                                                    Dividends/Distributions
                                                          Net          Realized      Unrealized
                                                       Investment       Gains          Gains     Net Investment     Capital
For the Quarter                                          Income        (Losses)       (Losses)        Income         Gains
April 1, 1993 to June 30, 1993                            $0.15         $ 0.13         $ 0.07         $(0.15)          --
July 1, 1993 to September 30, 1993                         0.15           --             0.24          (0.15)          --
October 1, 1993 to December 31, 1993                       0.15           0.10          (0.13)         (0.15)       $(0.23)
January 1, 1994 to March 31, 1994                          0.14           0.11          (0.86)         (0.14)          --
April 1, 1994 to June 30, 1994                             0.14           0.12          (0.18)         (0.14)          --
July 1, 1994 to September 30, 1994                         0.14          (0.03)         (0.11)         (0.14)          --
October 1, 1994 to December 31, 1994                       0.13          (0.13)         (0.15)         (0.14)        (0.19)
January 1, 1995 to March 31, 1995                          0.13          (0.01)          0.47          (0.13)          --
April 1, 1995 to June 30, 1995                             0.13           0.04           0.03          (0.13)          --
July 1, 1995 to September 30, 1995                         0.13           --             0.09          (0.13)          --

                                                            Net Asset Value               Market Price**
For the Quarter                                           High           Low            High           Low         Volume***
April 1, 1993 to June 30, 1993                           $10.49         $10.25         $10.75         $10.00          492
July 1, 1993 to September 30, 1993                        10.78          10.37          11.00          10.125         475
October 1, 1993 to December 31, 1993                      10.82          10.39          11.125         10.25          431
January 1, 1994 to March 31, 1994                         10.59           9.72          10.875          8.875         464
April 1, 1994 to June 30, 1994                            10.00           9.48          10.00           9.25          370
July 1, 1994 to September 30, 1994                         9.82           9.50           9.875          8.50          538
October 1, 1994 to December 31, 1994                       9.50           8.84           9.25           8.125        1,232
January 1, 1995 to March 31, 1995                          9.52           9.00           9.50           8.625         425
April 1, 1995 to June 30, 1995                             9.85           9.42           9.00           8.4375        761
July 1, 1995 to September 30, 1995                         9.76           9.43           9.00           8.375         543

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.




PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Authority
INFLOS    Inverse Floating Rate Municipal Bonds
PCR       Pollution Control Revenue Bonds
RAW       Revenue Anticipation Warrents
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                     S&P   Moody's  Face                                                                          Value
State              Ratings Ratings Amount                               Issue                                   (Note 1a)
Alaska--1.4%         AAA    Aaa    $1,000  Ketchikan, Alaska, Municipal Utility Revenue Bonds, Series R,
                                           6.65% due 12/01/2012 (e)                                              $ 1,069

Arkansas--0.4%       NR*    P1        100  Crosset, Arkansas, PCR (Georgia-Pacific Corp. Project), VRDN,
                                           4.35% due 10/01/2007 (c)                                                  100
                     A1+    Aaa       200  Little Rock, Arkansas, Health Facilities Board, Hospital Revenue
                                           Bonds (Southwest Hospital Capital Guaranty), VRDN, 4.05% due
                                           10/01/2018 (c)                                                            200

California--12.4%    AAA    Aaa     1,500  California, HFA, Home Mortgage Revenue Bonds, Series F, 6% due
                                           8/01/2017 (b)                                                           1,477
                     AAA    Aaa       750  California State, RAW, Series C, 5.75% due 4/25/1996 (d)                  758
                                           Los Angeles, California, Wastewater Systems Revenue Bonds (b)(h):
                     AAA    Aaa     2,000    Refunding, Series A, 5.80% due 6/01/2021                              1,945
                     AAA    Aaa     1,000    Series A, 5.875% due 6/01/2024                                          986
                     AAA    Aaa     1,000  Sacramento, California, City Financing Authority, Lease
                                           Revenue Refunding Bonds, Series A, 5.40% due 11/01/2020 (a)(h)            935
                     AAA    Aaa     1,500  Sacramento, California, Municipal Utility District, Electric
                                           Revenue Refunding Bonds, Series A, 5.75% due 8/15/2013 (b)              1,490
                     AAA    Aaa     2,000  San Francisco, California, City and County Public Safety
                                           Improvement Projects, Series B, 6.30% due 6/15/2014 (d)                 2,063

Colorado--3.3%       AAA    Aaa     1,500  Auraria, Colorado, Higher Education Center Revenue Bonds
                                           (Student Fee), Series B, 6.50% due 11/01/2016 (a)                       1,579
                     A1+    VMIG1++     5  Colorado Health Facilities Authority Revenue Bonds (Boulder
                                           Community Hospital Project), VRDN, Series B, 4.40% due
                                           10/01/2014 (b)(c)                                                           5
                     AA     Aa      1,000  Colorado Springs, Colorado, Utilities Revenue Bonds, Series A,
                                           6.10% due 11/15/2024                                                    1,011

Connecticut--3.9%    AA     Aa      1,000  Connecticut State HFA (Housing Mortgage Finance Program),
                                           AMT, Series A, Sub-Series A-2, 6.45% due 5/15/2022                      1,000
                     AAA    Aaa     2,000  South Central Connecticut, Regulation Water Authority, Water
                                           System Revenue Bonds, 11th Series, 5.75% due 8/01/2012 (d)              2,018

Florida--2.5%        AAA    Aaa     1,000  Dade County, Florida, Seaport Revenue Refunding Bonds,
                                           Series 95, 5.75% due 10/01/2015 (b)                                       985
                     AAA    Aaa     1,000  Florida State Department of Transportation (Right of Way),
                                           5.875% due 7/01/2024 (b)(h)                                               996

Georgia--2.0%        AAA    Aaa     1,450  Municipal Electric Authority, Georgia, Special Obligation Bonds
                                           (Fifth Crossover Series Project One), 6.40% due 1/01/2013 (a)           1,547




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                     S&P   Moody's  Face                                                                          Value
State              Ratings Ratings Amount                               Issue                                   (Note 1a)
Illinois--16.3%      AAA    Aaa    $1,000  Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                           6.375% due l/01/2024 (b)                                              $ 1,028
                     AAA    Aaa     1,000  Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                           Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)                  1,151
                     AAA    Aaa     3,000  Illinois Health Facilities Authority Revenue Bonds (Ingalls
                                           Health System Project), 6.25% due 5/15/2024 (b)                         3,039
                     AA     Aa      1,000  Illinois Housing Development Authority, Homeowner Mortgage
                                           Revenue Bonds, Sub-Series D-1, 6.40% due 8/01/2017                      1,008
                                           Illinois Regional Transportation Authority, GO:
                     AAA    Aaa     2,500    Series A, 7.20% due 11/01/2020 (a)                                    2,930
                     AAA    Aaa     1,000    UT, Series C, 7.75% due 6/01/2020 (d)                                 1,242
                     AAA    Aaa     2,180  Waukegan, Illinois, GO, UT, Series A, 6.75% due 11/15/2013 (d)          2,331

Indiana--1.4%        A      NR*     1,000  Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                           Program), Series A, 6.75% due 2/01/2017                                 1,054

Kansas--3.5%         AAA    Aaa     2,500  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                           Company Project), 7% due 6/01/2031 (b)                                  2,753

Maine--1.3%          AA-    A1      1,000  Maine Housing Authority, Mortgage Purchase Revenue Bonds,
                                           AMT, Series C-2, 6.875% due 11/15/2023                                  1,028

Massachusetts--2.8%  AAA    Aaa     1,050  Massachusetts Education Loan Authority, Educational Loan
                                           Revenue Bonds, AMT, Issue E, Series A, 7.375% due l/01/2012 (a)         1,160
                     A+     Aa      1,000  Massachusetts State HFA, S/F Housing Revenue Bonds, AMT,
                                           Series 32, 6.60% due 12/01/2026                                         1,009

Michigan--1.6%       AAA    Aaa     1,250  Chelsea, Michigan, School District, UT, 5.875% due
                                           5/01/2025 (d)(h)                                                        1,237

Nevada--4.4%         AAA    Aaa     1,800  Clark County, Nevada, Passenger Facility Revenue Bonds
                                           (Las Vegas McCarran International Airport), Series A, 6% due
                                           7/01/2022 (a)                                                           1,774
                     AAA    Aaa     1,500  Clark County, Nevada, School District Revenue Bonds, 6.75% due
                                           6/15/2015 (d)                                                           1,614

New Jersey--1.3%     AAA    Aaa     1,000  New Jersey State Housing and Mortgage Finance Agency Revenue
                                           Bonds (Home Buyer), AMT, Series K, 6.375% due 10/01/2026 (b)            1,012

New York--5.4%       BBB+   Baa1    2,000  New York City, New York, GO, UT, Refunding, Series F, 7.625% due
                                           2/01/2015                                                               2,181
                     AAA     Aaa    1,000  New York City, New York, Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Bonds, Series B, 5.375% due
                                           6/15/2019 (a)                                                             935
                     BBB    Baa1    1,000  New York State Urban Development Corporation Revenue Bonds
                                           (State Facilities), 7.50% due 4/01/2020                                 1,107

Pennsylvania--2.8%   AAA    Aaa     2,000  Somerset County, Pennsylvania, General Authority Commonwealth,
                                           Lease Revenue Bonds, 6.25% due 10/15/2001 (d)(g)                        2,178

Rhode Island--2.8%   AAA    Aaa     2,000  Rhode Island Depositors, Economic Protection Corporation,
                                           Special Obligation Bonds, Series A, 6.50% due 8/01/2007 (e)             2,209

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
                     S&P   Moody's  Face                                                                          Value
State              Ratings Ratings Amount                               Issue                                   (Note 1a)
South Carolina--1.4% AAA    Aaa    $1,000  South Carolina State Port Authority Revenue Bonds, AMT, 6.75%
                                           due 7/01/2021 (a)                                                     $ 1,057

Texas--8.3%          AAA    Aaa     1,150  Brazos River Authority, Texas, Revenue Refunding Bonds
                                           (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)            1,248
                     AAA    Aaa     3,000  Harris County, Texas, Health Facilities Development Corp.,
                                           Hospital Revenue Bonds (Hermann Hospital Project), 6.375% due
                                           10/01/2024 (b)                                                          3,092
                     AAA    Aaa     1,000  Houston, Texas, Airport System Revenue Bonds (Sub-Lien), AMT,
                                           Series A, 6.75% due 7/01/2021 (d)                                       1,057
                     A+     A2      1,000  Port Corpus Christi Authority, Texas, Nueces County, PCR (Hoechst
                                           Celanese Corporation Project), AMT, 6.875% due 4/01/2017                1,045

Utah--4.3%           AAA    Aaa     3,000  Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                           (IHC Hospitals, Inc.), INFLOS, 9.261% due 5/15/2020 (a)(f)              3,319

Virginia--2.6%                             Virginia State Housing Development Authority, Commonwealth
                                           Mortgage:
                     AAA    Aaa     1,000    AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (b)                1,013
                     AA+    Aal     1,000    Series J, Sub-Series J-2, 6.75% due 7/01/2017                         1,036

Washington--9.6%     AAA    Aaa     2,275  Tacoma, Washington, Sewer Revenue Bonds, Series B, 6.375% due
                                           12/01/2015 (d)                                                          2,353
                     AAA    Aaa     2,240  Washington State, COP, 5.80% due 10/01/2015 (a)(h)                      2,170
                     AAA    Aaa     2,500  Washington State Public Power Supply System, Revenue Refunding
                                           Bonds (Nuclear Project No. 3), Series C, 7.50% due 7/01/2008 (b)        2,964

West Virginia--2.0%  AAA    Aaa     1,500  Harrison County, West Virginia, Solid Waste Disposal Revenue
                                           Bonds (Monongahela Power), AMT, Series C, 6.75% due
                                           8/01/2024 (a)                                                           1,601

Total Investments (Cost--$72,875)--97.7%                                                                          76,099

Variation Margin on Financial Futures Contracts--(0.1%)**                                                            (98)

Other Assets Less Liabilities--2.4%                                                                                1,857
                                                                                                                 -------
Net Assets--100.0%                                                                                               $77,858
                                                                                                                 =======

(a)AMBAC Insured.
(b)MBIA Insured.
(c)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1995.
(d)FGIC Insured.
(e)FSA Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1995.
(g)Prerefunded.
(h)Security held as collateral in connection with open financial futures contracts.
  *Not Rated.
 **Financial futures contracts sold as of September 30, 1995 were as follows (in thousands):

   Number of                             Expiration        Value
   Contracts             Issue              Date       (Note 1a & 1b)

      70        US Treasury Bonds       December 1995       $7,986

   Total (Contract Price--$7,861)                           $7,986
                                                            ======

 ++Highest short-term rating by Moody's Investors Service, Inc.

 Ratings of issues shown have not been audited by Deloitte & Touche LLP.

 See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of September 30, 1995
Assets:             Investments, at  value (identified cost--$72,875,200) (Note 1a)                         $ 76,099,050
                    Cash                                                                                         564,073
                    Receivables:
                      Interest                                                             $  1,459,858
                      Securities sold                                                           958,482        2,418,340
                                                                                           ------------
                    Prepaid expenses and other assets                                                             24,393
                                                                                                            ------------
                    Total assets                                                                              79,105,856
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      975,562
                      Variation margin (Note 1b)                                                 98,438
                      Dividends to shareholders (Note 1e)                                        74,782
                      Investment adviser (Note 2)                                                31,136        1,179,918
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        67,897
                                                                                                            ------------
                    Total liabilities                                                                          1,247,815
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 77,858,041
                                                                                                            ============

Capital:            Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                    8,079,388 shares issued and outstanding (Note 4)                                        $    807,939
                    Paid-in capital in excess of par                                                          74,515,276
                    Undistributed investment income--net                                                         326,916
                    Accumulated realized capital losses on investments--net (Note 5)                            (857,753)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                                          (32,875)
                    Unrealized appreciation on investments--net                                                3,098,538
                                                                                                            ------------
                    Total capital--Equivalent to $9.64 net asset value per share of Common
                    Stock (market price--$8.75)                                                             $ 77,858,041
                                                                                                            ============



                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended September 30, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  4,808,905
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    379,218
                    Professional fees                                                            63,133
                    Transfer agent fees                                                          33,985
                    Accounting services (Note 2)                                                 31,377
                    Printing and shareholder reports                                             26,955
                    Directors' fees and expenses                                                 25,335
                    Listing fees                                                                  9,625
                    Pricing fees                                                                  6,689
                    Custodian fees                                                                5,543
                    Other                                                                        15,552
                                                                                           ------------
                    Total expenses                                                                               597,412
                                                                                                            ------------
                    Investment income--net                                                                     4,211,493
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (857,534)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      3,571,241
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  6,925,200
--Net (Notes 1b,                                                                                            ============
1d & 3):


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                  September 30,
Increase (Decrease) in Net Assets:                                                             1995              1994
Operations:         Investment income--net                                                 $  4,211,493     $  4,532,097
                    Realized gain (loss) on investments--net                                   (857,534)       2,354,713
                    Change in unrealized appreciation/depreciation on invest-
                    ments--net                                                                3,571,241      (10,322,871)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           6,925,200       (3,436,061)
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                   (4,252,163)      (4,549,578)
Distributions to    Realized gain on investments--net                                        (1,526,541)      (1,857,618)
Shareholders        In excess of realized gain on investments--net                              (32,875)               --
(Note 1e):                                                                                 ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,811,579)      (6,407,196)
                                                                                           ------------     ------------

Common Stock        Net increase in net assets derived from shares issued to
Transactions        shareholders in reinvestment of dividends and distributions                  82,453          969,935
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   1,196,074       (8,873,322)
                    Beginning of year                                                        76,661,967       85,535,289
                                                                                           ------------     ------------
                    End of year*                                                           $ 77,858,041     $ 76,661,967
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $    326,916     $    367,367
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1995       1994       1993        1992       1991
Per Share           Net asset value, beginning of year             $   9.50   $  10.72   $  10.26   $  10.21    $   9.68
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .52        .57        .60        .62         .64
                    Realized and unrealized gain (loss) on
                    investments--net                                    .34       (.99)       .68        .45         .60
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .86       (.42)      1.28       1.07        1.24
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.53)      (.57)      (.60)      (.62)       (.63)
                      Realized gain on investments--net                (.19)      (.23)      (.22)      (.40)       (.08)
                      In excess of realized gain on
                      investments--net                                   --**       --         --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.72)      (.80)      (.82)     (1.02)       (.71)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $   9.64   $   9.50   $  10.72   $  10.26    $  10.21
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of year            $   8.75   $   8.75   $ 10.875   $ 10.875    $  10.00
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share                   8.46%    (12.93%)     8.27%     20.15%      19.40%
Return:*                                                           ========   ========   ========   ========    ========
                    Based on net asset value per share               10.06%     (4.10%)    13.12%     11.03%      13.35%
                                                                   ========   ========   ========   ========    ========

Ratios to Average   Expenses                                           .79%       .77%       .80%       .85%        .89%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income--net                            5.55%      5.58%      5.81%      6.17%       6.47%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $ 77,858   $ 76,662   $ 85,535   $ 80,737    $ 79,033
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               83.52%     47.17%     27.89%     84.01%      92.07%
                                                                   ========   ========   ========   ========    ========


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniInsured Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Municipal bonds for which quotations are not readily available are valued at fair value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $219 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1995 were $61,402,851 and $60,422,142, respectively.

Net realized and unrealized gains (losses) as of September 30, 1995 were as follows:


                                                  Unrealized
                                     Realized       Gains
                                      Losses       (Losses)

Long-term investments              $  (18,092)    $3,223,850
Short-term investments                (27,780)            --
Financial futures contracts          (811,662)      (125,312)
                                   ----------     ----------
Total                              $ (857,534)    $3,098,538
                                   ==========     ==========


As of September 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $3,098,538, of which $3,324,307 related to appreciated securities and $225,769 related to depreciated securities. The aggregate cost of investments at September 30, 1995 for Federal income tax purposes was $72,875,200.

4. Common Stock Transactions:
At September 30, 1995, the Fund had one class of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. For the year ended September 30, 1995, shares issued and outstanding increased by 8,962 to 8,079,388 as a result of dividend reinvestment. At September 30, 1995, total paid-in capital amounted to $75,323,215.

5. Capital Loss Carryforward:
At September 30, 1995, the Fund had a net capital loss carryforward of approximately $19,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On October 10, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.041824 per share, payable on October 30, 1995 to shareholders of record as of October 20, 1995.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniInsured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 2, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund distributed long-term capital gains of $0.193226 per share to shareholders of record on December 19, 1994.

Please retain this information for your records.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank & Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171

Transfer Agent
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02101
(617) 328-5000

ASE Symbol
MIF